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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) October 29, 1998


                            IMARK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)




    Delaware                      0-21147                   87-0378128
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    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)              Identification
    incorporation)                                          Number)





  580 Herndon Parkway, Herndon, Virginia                           20170
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  (Address of principal executive offices)                       (Zip Code)


      Registrant's Telephone Number, including Area Code:  (703) 925-3400

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Item 3:  Bankruptcy or Receivership


         On October 29, 1998, Imark Technologies, Inc. filed for reorganization under Chapter 11 of the Federal bankruptcy law. International Advance, Imark's largest creditor, has agreed to provide DIP financing to fund the reorganization. The filing was made in the United States Bankruptcy Court - Eastern District of Virginia (Alexandria Division). A plan of reorganization is expected to be filed with the court within the next 30 days.



Item 5:  Other Events


         On October 29, 1998, the company was notified by NASDAQ that it no longer qualifies for listing on the NASDAQ stock market and has been delisted.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IMARK TECHNOLOGIES, INC.

Dated:   November 9, 1998          /s/ Robert A. Wiedemer
                                   -------------------------------------
                                   Robert A. Wiedemer
                                   President and Chief Executive Officer